UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2025

CleanSpark, Inc.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-39187	87-0449945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10624 S. Eastern Ave. Suite A - 638
Henderson, Nevada		89052
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (702) 989-7692

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CLSK	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for 0.069593885 shares of common stock at an exercise price of $165.24 per whole share	CLSKW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensation Adjustment for Taylor Monnig as Chief Technology Officer

Following a mid-year assessment on April 22, 2025, the Compensation Committee (the “Committee”) of CleanSpark, Inc. (the “Company”) approved adjustments to the compensation of Taylor Monnig, Chief Technology Officer. Mr. Monnig’s annual base salary was increased from $410,000 to $550,000, with his bonus target increased from a maximum of 100% of his base salary to a maximum of 150%. The equity grants under the 2025 Long Term Incentive Plan (the “2025 LTIP Awards”) available to Mr. Monnig were increased as shown in the table below. The values of the LTIP RSUs shown below are based on the closing stock price of $8.77 USD as of April 22, 2025.

For illustrative purposes, the following table sets forth the number of shares to be vested and the value of the 2025 LTIP Awards at each of the 50% level, the 100% level (target), and the 200% level (maximum):

	Number of RSUs at 50% of Target (#)	Value of RSUs at 50% of Target ($)	Number of RSUs at 100% of Target (#)	Value of RSUs at 100% of Target ($)	Number of RSUs at 200% of Target (#)	Value of RSUs at 200% of Target (#)

Current Amounts:	134,426	$1,230,000	268,852	$2,460,000	537,705	$4,920,000

New Amounts:	180,328	$1,581,477	360,656	$3,162,953	721,311	$6,325,897

The Committee expects to make a determination regarding the Company’s performance relative to its performance metrics in October 2025, which will establish the maximum number of shares that are subject to vesting pursuant to the 2025 LTIP Awards (the “Earned 2025 LTIP Awards”). Once that determination has been made, (i) 40% of any Earned 2025 LTIP Awards will vest on October 31, 2025, and (ii) the balance of any Earned 2025 LTIP Awards will vest equally over 12 calendar quarters, subject to Mr. Monnig’s continued service with the Company through each vesting date.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEANSPARK, INC.

Date:	April 25, 2025	By:	/s/ Leighton Koehler
Name: Leighton Koehler Title: General Counsel